Exhibit 99.1

Omnicom and Interpublic Announce

Exchange Offers and Consent Solicitations

NEW YORK, August 11, 2025 – Omnicom Group Inc. (“Omnicom”) (NYSE: OMC) and The Interpublic Group of Companies, Inc. (“IPG”) (NYSE: IPG) today announced that in connection with Omnicom’s pending transaction to acquire IPG contemplated by the Agreement and Plan of Merger, dated as of December 8, 2024 (such transaction, the “Merger”), Omnicom has commenced offers to Eligible Holders (as defined below) to exchange (each an “Exchange Offer” and, collectively the “Exchange Offers”) any and all outstanding 4.650% Notes due 2028 (the “Existing IPG 2028 Notes”), 4.750% Notes due 2030 (the “Existing IPG 2030 Notes”), 2.400% Notes due 2031 (the “Existing IPG 2031 Notes”), 5.375% Notes due 2033 (the “Existing IPG 2033 Notes”), 3.375% Notes due 2041 (the “Existing IPG 2041 Notes”) and 5.400% Notes due 2048 (the “Existing IPG 2048 Notes” and together with the Existing IPG 2028 Notes, the Existing IPG 2030 Notes, the Existing IPG 2031 Notes, the Existing IPG 2033 Notes and the Existing IPG 2041 Notes, the “Existing IPG Notes”) for (1) up to $2,950,000,000 aggregate principal amount of new senior notes to be issued by Omnicom (the “New Omnicom Notes”), and (2) cash, as set forth in the table below. The Exchange Offers and Consent Solicitations (as defined herein) are being conducted in connection with, and are conditioned upon, among other things, the completion of the Merger.

In conjunction with the Exchange Offers, Omnicom is also soliciting consents (each a “Consent Solicitation” and, collectively, the “Consent Solicitations”), on behalf of IPG, from Eligible Holders of the Existing IPG Notes to amend the applicable indenture governing the Existing IPG Notes (each an “Existing IPG Indenture” and, collectively, the “Existing IPG Indentures”), to eliminate certain of the covenants, restrictive provisions and events of default from such Existing IPG Indentures (collectively, the “Proposed Amendments”). The adoption of the Proposed Amendments for each Existing IPG Indenture requires the consent of the Eligible Holders of a majority in aggregate principal amount outstanding of the applicable series of Existing IPG Notes (each a “Majority Noteholder Consent” and, collectively, the “Majority Noteholder Consents”).

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement, dated August 11, 2025 (the “Statement”).

The following table sets forth the Exchange Consideration, Consent Payment, Early Tender Payment and Total Exchange Consideration (each such term, as defined below) for Existing IPG Notes for which the New Omnicom Notes are being offered:

				Consent Payment(2)(3)	Exchange Consideration(2)(3)(4)	Early Tender Payment (2)(3)(4)	Total Exchange Consideration(2)(3)(4)(5)
Title of Series of Existing IPG Notes	CUSIP Number of Existing IPG Notes	Maturity Date	Aggregate Principal Amount Outstanding(1)	Cash	New Omnicom Notes (Principal Amount)	New Omnicom Notes (Principal Amount)	New Omnicom Notes (Principal Amount)	Cash
4.650% Notes due 2028	460690BP4	October 1, 2028	$500,000,000	$1.00	$970	$30	$1,000	$1.00
4.750% Notes due 2030	460690BR0	March 30, 2030	$650,000,000	$1.00	$970	$30	$1,000	$1.00
2.400% Notes due 2031	460690BT6	March 1, 2031	$500,000,000	$1.00	$970	$30	$1,000	$1.00
5.375% Notes due 2033	460690BU3	June 15, 2033	$300,000,000	$1.00	$970	$30	$1,000	$1.00
3.375% Notes due 2041	460690BS8	March 1, 2041	$500,000,000	$1.00	$970	$30	$1,000	$1.00
5.400% Notes due 2048	460690BQ2	October 1, 2048	$500,000,000	$1.00	$970	$30	$1,000	$1.00
			$2,950,000,000

(1)	As of August 11, 2025.
(2)	For each $1,000 principal amount of Existing IPG Notes accepted for exchange.
(3)	The Consent Payment and the Early Tender Payment will be paid to Eligible Holders (as defined herein) on the settlement date. In order to be eligible to receive the Consent Payment, Eligible Holders of Existing IPG Notes must, at or prior to the Early Tender Date (as defined herein), validly deliver and not validly revoke their related consents, even if such person is no longer the beneficial owner of such Existing IPG Notes on the Expiration Date (as defined herein).
(4)	The New Omnicom Notes will accrue interest from (and including) the most recent date on which interest has been paid on the corresponding series of Existing IPG Notes accepted in the Exchange Offers. If, at the Early Tender Date, Majority Noteholder Consents have been received, then the Exchange Consideration for each $1,000 principal amount of Existing IPG Notes tendered after the Early Tender Date and not validly withdrawn at or prior to the Expiration Date will equal $1,000 principal amount of the applicable series of the New Omnicom Notes.
(5)	Includes the Consent Payment and the Early Tender Payment.

Eligible Holders who (i) validly tender and do not validly withdraw their Existing IPG Notes at or prior to 5:00 p.m., New York City time, on August 22, 2025, unless extended (the “Early Tender Date”) or terminated, (ii) validly deliver and do not validly revoke their related consent in the applicable Consent Solicitation at or prior to the Early Tender Date, and (iii) beneficially own such Existing IPG Notes at the Expiration Date, will be eligible to receive the applicable Total Exchange Consideration as set forth in the table above, which includes the applicable Early Tender Payment and Consent Payment as set forth in the table, for all such Existing IPG Notes that are accepted.

Eligible Holders who (i) validly tender and do not validly withdraw their Existing IPG Notes after the Early Tender Date and prior to 5:00 p.m., New York City time, on September 9, 2025, unless extended (the “Expiration Date”), (ii) validly deliver and do not validly revoke their related consents in the applicable Consent Solicitation after the Early Tender Date and prior to the Expiration Date, and (iii) beneficially own such Existing IPG Notes at the Expiration Date, will be eligible to receive (A) $970 principal amount of the applicable series of New Omnicom Notes if consents sufficient to effect the Proposed Amendments are not received by the Early Tender Date or (B) if, at the Early Tender Date, consents sufficient to effect the Proposed Amendments have been received, $1,000 principal amount of such series of New Omnicom Notes ((A) and (B), as applicable, the “Exchange Consideration”).

The settlement date will be promptly after the Expiration Date and is expected to be within two business days after the Expiration Date. To the extent the completion of the Merger is not anticipated to occur on or before the then-anticipated settlement date, for any reason, Omnicom anticipates extending the Expiration Date until such time that the Merger has been consummated. Any such extension of the Expiration Date will cause a corresponding extension of the settlement date. During any extension of the Expiration Date, all Existing IPG Notes previously tendered (and not validly withdrawn) in an extended Exchange Offer will remain subject to such Exchange Offer and may be accepted for exchange by Omnicom.

Each New Omnicom Note issued in the Exchange Offers for a validly tendered Existing IPG Note will have an interest rate and maturity date that is identical to the interest rate and maturity date of the tendered Existing IPG Note, as well as identical interest payment dates and optional redemption prices. The New Omnicom Notes will be general unsecured senior obligations of Omnicom and will rank equally in right of payment with all of Omnicom’s other unsecured senior indebtedness. The terms of the covenants, related exceptions to such covenants and the events of default, among other provisions, to which the New Omnicom Notes are subject are materially different than the covenants, related exceptions and events of default to which the Existing IPG Notes are subject. Eligible Holders should refer to the Statement for more information on the terms of the New Omnicom Notes.

The New Omnicom Notes will only be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. No tender of Existing IPG Notes will be accepted if it results in the issuance of less than the minimum authorized denomination principal amount of New Omnicom Notes. If, pursuant to the Exchange Offers, a tendering Eligible Holder would otherwise be entitled to receive a principal amount of New Omnicom Notes that is not equal to the minimum authorized denomination or an integral multiple of $1,000 in excess thereof, such principal amount will be rounded down to the minimum authorized denomination or the nearest integral multiple of $1,000 in excess thereof, and such Eligible Holder will receive pursuant to the Exchange Offers this rounded principal amount of New Omnicom Notes plus (a) cash equal to the principal amount of New Omnicom Notes not received as a result of rounding down, and (b) cash equal to the accrued and unpaid interest on the Existing IPG Notes that are validly tendered and not validly withdrawn, but are not exchanged for New Omnicom Notes as a result of rounding down.

Each Exchange Offer and Consent Solicitation is subject to the satisfaction of certain conditions, including among other things, the completion of the Merger and the completion of each of the other Exchange Offers and receipt of the Majority Noteholder Consents in each of the Consent Solicitations. Eligible Holders of Existing IPG Notes will not receive the Exchange Consideration or the Total Exchange Consideration, as applicable, unless such conditions are met or are otherwise waived by Omnicom (other than the condition that the Merger shall have been completed). The parties’ obligations to complete the Merger are conditioned upon (i) the receipt of remaining regulatory approvals and (ii) certain other customary closing conditions. The completion of the Merger is not subject to the completion of the Exchange Offers or Consent Solicitations.

Eligible Holders may not deliver a consent in the Consent Solicitations without tendering Existing IPG Notes in the applicable Exchange Offer. If an Eligible Holder tenders Existing IPG Notes in an Exchange Offer, such Eligible Holder will be deemed to deliver its consent with respect to the principal amount of such tendered Existing IPG Notes to the corresponding Proposed Amendments. Tenders of Existing IPG Notes may be withdrawn at any time prior to the Expiration Date; however the related consent delivered by such Eligible Holder may not be withdrawn after the earlier of (i) 5:00 p.m., New York City time, on the Early Tender Date and (ii) the date the applicable supplemental indenture to the Existing IPG Indenture implementing the Proposed Amendments to the Existing IPG Notes Indenture is executed (the earlier of (i) and (ii), the “Consent Revocation Deadline”). An Eligible Holder that validly tenders Existing IPG Notes and validly delivers (and does not validly revoke) a consent prior to the Early Tender Date, but withdraws such Existing IPG Notes after the Early Tender Date but prior to the Expiration Date, will receive the Consent Payment, even if such Eligible Holder is no longer the beneficial owner of such Existing IPG Notes at the Expiration Date. Omnicom may complete the Exchange Offers even if valid consents sufficient to effect the Proposed Amendments to the applicable Existing IPG Indenture are not received.

The Statement and other documents relating to the Exchange Offers and Consent Solicitations will only be distributed to holders of Existing IPG Notes who complete and return a letter of eligibility certifying that they are (i) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Securities Act”) or (ii) not “U.S. persons” and are outside of the United States within the meaning of Regulation S under the Securities Act and who are “non-U.S. qualified offerees” (as defined in the Statement) (such persons, “Eligible Holders”). Only Eligible Holders are authorized to receive and review the Statement and only Eligible Holders are permitted to tender Existing IPG Notes in the Exchange Offers and deliver consents in the Consent Solicitations. Eligible Holders of Existing IPG Notes who desire to obtain and complete the letter of eligibility and obtain copies of the Statement should call D.F. King & Co., Inc., the Exchange and Information Agent, at (800) 290-6432 (toll-free) or (212) 401-9970 (collect for banks and brokers). Information related to the Exchange Offers and Consent Solicitations, together with any updates, will be available at www.dfking.com/omnicom.

Among other risks described in the Statement, the Exchange Offers and Consent Solicitations are expected to result in reduced liquidity for the Existing IPG Notes that are not exchanged and, if adopted, the Proposed Amendments to the Existing IPG Indenture will reduce protection to remaining holders of Existing IPG Notes. Eligible Holders should refer to the Statement for more details on the risks related to the Exchange Offers and Consent Solicitations.

Omnicom has engaged BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as Dealer Managers and Solicitation Agents for the Exchange Offers and Consent Solicitations. Please direct questions regarding the Exchange Offers and Consent Solicitations to BofA Securities, Inc. at (888) 292-0070 (toll-free) or (980) 387-3907 (collect for banks and brokers), J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-3554 (collect for banks and brokers) or Wells Fargo Securities, LLC at (866) 309-6316 (toll free) or (332) 214-6330.

The New Omnicom Notes will not be registered under the Securities Act or any state or foreign securities laws, and they may not be offered or sold absent registration except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state and foreign securities laws. The Statement has not been filed with or reviewed by the federal or any state securities commission or regulatory authority of any country, nor has any such commission or authority passed upon the accuracy or adequacy of the Statement. Any representation to the contrary is unlawful and may be a criminal offense.

None of Omnicom, IPG, any of their respective directors or officers, the Dealer Managers or the Exchange and Information Agent, or in each case, any of their respective affiliates, makes any recommendation as to whether or not Eligible Holders should tender or refrain from tendering all or any portion of the Existing IPG Notes in response to the Exchange Offers, or deliver consents in response to the Consent Solicitations. Eligible Holders will need to make their own decision as to whether to tender Existing Notes in the Exchange Offer and participate in the Consent Solicitations and, if so, the principal amount of Existing IPG Notes to tender.

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About Omnicom

Omnicom (NYSE: OMC) is a leading provider of data-inspired, creative marketing and sales solutions. Omnicom’s iconic agency brands are home to the industry’s most innovative communications specialists who are focused on driving intelligent business outcomes for their clients. The company offers a wide range of services in advertising, strategic media planning and buying, precision marketing, retail and digital commerce, branding, experiential, public relations, healthcare marketing and other specialty marketing services to over 5,000 clients in more than 70 countries. For more information, visit www.omnicomgroup.com.

About IPG

IPG (NYSE: IPG) (www.interpublic.com) is a values-based, data-fueled, and creatively driven provider of marketing solutions. Home to some of the world's best-known and most innovative communications specialists, IPG global brands include Acxiom, Craft, FCB, FutureBrand, Golin, Initiative, IPG Health, IPG Mediabrands, Jack Morton, KINESSO, MAGNA, McCann, Mediahub, Momentum, MRM, MullenLowe Global, Octagon, UM, Weber Shandwick and more.

Contacts
Omnicom Media:	Omnicom Investors:
Joanne Trout	Gregory Lundberg
joanne.trout@omc.com	greg.lundberg@omc.com

IPG Media:	IPG Investors:
Tom Cunningham	Jerry Leshne
tom.cunningham@interpublic.com	jleshne@interpublic.com

FORWARD-LOOKING STATEMENTS

Certain statements in this press release contain forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, Omnicom or IPG or their representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of Omnicom’s and IPG’s management as well as assumptions made by, and information currently available to, Omnicom’s and IPG’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside Omnicom’s and IPG’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include:

•	risks relating to the pending merger between Omnicom and IPG, including: that the merger may not be completed in a timely manner or at all, which could result in the termination of the Exchange Offers and Consent Solicitations; delays, unanticipated costs or restrictions resulting from regulatory review of the merger, including the risk that Omnicom or IPG may be unable to obtain governmental and regulatory approvals required for the merger, or that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger; uncertainties associated with the merger may cause a loss of both companies’ management personnel and other key employees, and cause disruptions to both companies’ business relationships and a loss of clients; the merger agreement subjects Omnicom and IPG to restrictions on business activities prior to the effective time of the merger; Omnicom and IPG are expected to incur significant costs in connection with the merger and integration; litigation risks relating to the merger; the business and operations of both companies may not be integrated successfully in the expected time frame; the merger may result in a loss of both companies’ clients, service providers, vendors, joint venture participants and other business counterparties; and the combined company may fail to realize all or some of the anticipated benefits of the merger or fail to effectively manage its expanded operations;

•	adverse economic conditions and disruptions, including geopolitical events, international hostilities, acts of terrorism, public health crises, inflation or stagflation, tariffs and other trade barriers, central bank interest rate policies in countries that comprise Omnicom’s and IPG’s major markets, labor and supply chain issues affecting the distribution of clients’ products, or a disruption in the credit markets;

•	international, national or local economic conditions that could adversely affect Omnicom, IPG or their respective clients;

•	losses on media purchases and production costs incurred on behalf of clients;

•	reductions in client spending, a slowdown in client payments or a deterioration or disruption in the credit markets;

•	the ability to attract new clients and retain existing clients in the manner anticipated;

•	changes in client marketing and communications services requirements;

•	failure to manage potential conflicts of interest between or among clients;

•	unanticipated changes related to competitive factors in the marketing and communications services industries;

•	unanticipated changes to, or the ability to hire and retain key personnel;

•	currency exchange rate fluctuations;

•	reliance on information technology systems and risks related to cybersecurity incidents;

•	effective management of the risks, challenges and efficiencies presented by utilizing artificial intelligence (AI) technologies and related partnerships;

•	changes in legislation or governmental regulations affecting Omnicom, IPG or their respective clients;

•	risks associated with assumptions made in connection with acquisitions, critical accounting estimates and legal proceedings;

•	risks related to international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and an evolving regulatory environment in high-growth markets and developing countries;

•	risks related to environmental, social and governance goals and initiatives, including impacts from regulators and other stakeholders, and the impact of factors outside of Omnicom’s and IPG’s respective control on such goals and initiatives;

•	the outcome of the Exchange Offers and Consent Solicitations; and

•	other business, financial, operational and legal risks and uncertainties detailed from time to time in Omnicom’s and IPG’s SEC filings.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect Omnicom’s and IPG’s businesses, including those described in Omnicom’s and IPG’s respective Annual Reports on Form 10-K and in other documents filed from time to time with the Securities and Exchange Commission. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Omnicom nor IPG undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to purchase, or the solicitation of an offer to sell, or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In the case of the Exchange Offers and Consent Solicitations, the Exchange Offers and Consent Solicitations are being made solely pursuant to the Statement and only to such persons and in such jurisdictions as is permitted under applicable law.